Exhibit 10.53

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A	PAGE OF PAGES 1 | 2
2. AMENDMENT/MODIFICATION NO. 0010		3. EFFECTIVE DATE October 31, 2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE			7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3B49, MSC 9821 5601 Fishers Lane Bethesda, MD 20892-9821			MID RCB-B
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP code) Pfenex, Inc. 10790 Roselle Street San Diego, CA 92121			☐	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201200033C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE			09/27/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐    The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐  is extended,      ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:  The purpose of this modification is to extend the Period of Performance of Option 1 through June 30, 2017 and update Article B.2.

TOTAL FUNDS CURRENTLY OBLIGATED: $[***] TOTAL ESTIMATED COST: $[***]	FUNDED THROUGH DATE: December 31, 2017 (Unchanged) COMPLETION DATE: December 31, 2017 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Patrick Lucy Chief Business Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michael P. Welsh Contracting Officer, MID RCB-B, OA, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR /s/ Patrick Lucy (Signature of person authorized to sign)	15C. DATE SIGNED 10/27/2016	16B: UNITED STATES OF AMERICA BY /s/ Michael P. Welsh (Signature of Contracting Officer)	16C. DATE SIGNED 10/31/2016

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 10	Page 2 of 2

ARTICLE B.2. ESTIMATED COST, paragraph e. is modified as follows:

e.	Payments shall be made from the PRISM / NBS Line Item Numbers as follows:

PRISM /NBS Line Item No.	Option / Increment Description	PRISM / NBS Line Item Period of Performance	Funded Amount
Line 1	Base Period	09/27/2012 — 12/31/2015	$	[***	]
Line 2	Option 1	01/05/2015 — 06/30/2017	$	[***	]
Line 3	Option 2	05/15/2016 — 12/31/2017	$	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.